UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 24, 2025

Date of Report (Date of earliest event reported)

ECD AUTOMOTIVE DESIGN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41497	86-2559175
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4390 Industrial Lane Kissimmee, Florida	34758
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 483-4825

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ECDA	The Nasdaq Stock Market LLC
Warrants	ECDAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On September 24, 2025, ECD Automotive Design, Inc. (the “Company”), entered into an agreement (the “Agreement”) with Loeb & Loeb LLP (“Loeb”), its securities counsel, to secure and pay legal fees up to $2,090,000 owed to Loeb (the “Fees”). Pursuant to the Agreement the Company issued and delivered to Loeb a common stock purchase warrant (the “Common Stock Purchase Warrant”) to acquire 550,000 shares of the Company’s common stock, par value $0.0001 per share (the “Warrant Shares”) at an exercise price of $0.01 per share. The number of warrants was calculated based upon the price of $3.80, which was the closing price of the Company’s common stock on September 23, 2025. Pursuant to the Agreement, the Fees shall be reduced dollar for dollar by the net proceeds Loeb realizes from the sale of the Warrant Shares. The Common Stock Purchase Warrants are exercisable for a period of three (3) years and the Company provided Loeb will certain registration rights with respect to the Warrant Shares. The Common Stock Purchase Warrant provides that the Company shall not effect any exercise and Loeb shall not have the right to exercise any portion of this Common Stock Purchase Warrant, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, Loeb (together with the Loeb’s Affiliates, and any other Persons acting as a group together with the Loeb or any of the Loeb’s Affiliates), would beneficially own in excess of 4.99%.

The foregoing descriptions of the Agreement and the Common Stock Purchase Warrant do not purport to be complete and are qualified in their entirety by reference to the complete text of the actual Agreement and the Common Stock Purchase Warrant, copies of which are attached hereto as Exhibits 10.1 and 10.2 and are herein incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

No.	Description of Exhibit
10.1	Agreement, dated September 24, 2025, between ECD Automotive Design, Inc. and Loeb & Loeb LLP.
10.2	Common Stock Purchase Warrant, dated September 24, 2025.
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2025

ECD AUTOMOTIVE DESIGN, INC.

	By:	/s/ Victoria Hay
	Name:	Victoria Hay
	Title:	Chief Financial Officer

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